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                                                                    EXHIBIT 10.6








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 AGREEMENT FOR SUPPLYING TELECOMMUNICATIONS INFRA-STRUCTURE AND OTHER COVENANTS


                                Entered into by:


                 TELECOMUNICACOES DE SAO PAULO S.A - TELESP; and

                      TELEFONICA EMPRESAS S.A.- TELEFONICA


                                      WITH

                            AOL DO BRASIL LTDA. -AOL




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


 AGREEMENT FOR SUPPLYING TELECOMMUNICATIONS INFRA-STRUCTURE AND OTHER COVENANTS


By means of the present instrument, that among themselves they make:

TELECOMUNICACOES DE SAO PAULO S.A. - TELESP, a corporation with its headquarters at Rua Martiniano de Carvalho, 851, in the City of Sao Paulo, State of Sao Paulo, enrolled in the National Registry for Legal Entities under n(0) 02.558.157/0001-62, in this act duly represented in accordance to its Bylaws, hereinafter simply called "TELESP";

TELEFONICA EMPRESAS S.A., a corporation with its headquarters at Av. Tambore, n(0)341/371, in the town of Barueri, State of Sao Paulo, enrolled in the National Registry for Legal Entities under n(0)04.027.547/0001-31, in this act duly represented in accordance to its Bylaws, hereinafter simply called "TELEFONICA Empresas", and jointly with Telesp, as "TELEFONICA"; and

AOL BRASIL LTDA., a company, with its headquarters in the town of Santo Andre, State of Sao Paulo, at Av. Industrial n(0) 600, 2(0) andar, enrolled in the National Registry for Legal Entities under n(0) 03.032.579/0001-62, in this act duly represented in accordance to its Articles of Association, hereinafter simply called "AOL.";

each one hereinafter simply called "Party" and jointly "Parties",

WITNESSETH:

WHEREAS AOL has as its purpose, among others, the rendering of interactive services (the "AOL Services", as herein defined);

WHEREAS AOL SERVICE is made available for consultation and use by its subscribers or, partially, by visiting users anywhere in the planet through the connection via Internet;

WHEREAS TELEFONICA has both the experience and the technical competence for providing DIAL UP access service, being duly authorized by ANATEL to explore telecommunication services;

WHEREAS AOL wishes to retain a big and representative volume of telecommunications services with TELEFONICA, especially for providing AOL Services for its subscribers, for a determined period of time, allowing for the optimization of TELEFONICA's telephone network resources;



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


WHEREAS the underlined expressions in the present Agreement and/or in its Exhibits, which are initialed by the Parties, constitute an integrant part of the Agreement (the "Exhibits"), in initial capital letters shall have the meaning attributed to them in this Agreement and in the Exhibits;

In witness whereof the Parties execute the present Agreement for Supplying Telecommunications Infra-Structure for Access to Internet Services and Other Covenants ("Agreement"), that shall be governed by the following terms and conditions:

1 - THE OBJECT

1.1. Through the present Agreement, in the best terms of the law, TELEFONICA agrees to supply AOL with the telecommunications infra-structure which is necessary for providing access to AOL Services via narrow band (i.e., by means of the dialed services, also called "dial-up" or Commuted "IP"), as well as with infra-structure for connection of the AOL Network to the Internet with Web Channel (hereinafter simply called " TLF Web Channel) under the conditions contained herein below and in the Exhibits to this Agreement - (jointly called "Infra-Structure"), in the localities of Region III of the General Plan of Grant - GPG, approved by Decree n(0) 2.534 of April 2, 1998, assisted by the TELESP's Commuted Fixed Telecommunications System where AOL has been providing and shall eventually provide access to AOL Services.

1.2. TELEFONICA shall provide AOL Infra-Structure by means of its own Internet Protocol (IP) network or through a network managed by it ("TELEFONICA Network"), so as to (1) provide the dial-up connection that shall provide AOL's Subscribers and its visiting users with access to the Internet and to AOL's Services, and (2) to make the rendering of AOL's services viable to AOL, in the localities of Region III of the GPG, assisted by TELEFONICA, where AOL provides its services on this date, as listed in Exhibit G ("Lists of the Localities to Be Assisted"), of this Agreement.

         1.2.1. AOL's Subscribers, for the purposes of this Agreement are only those situated in Region III of the GPG which use the TELEFONICA Network, for Dial-up access to AOL Services (the "AOL Subscribers).

         1.2.2. The scope, the diversity and the amount of localities of Region III whereto AOL is providing services on this date, as listed in Exhibit G of this Agreement, are inherent conditions to the present Agreement, as well as the eventual amplifications requested by AOL.

1.3 The Infra-Structure to be supplied to AOL shall consist of the installation and availability of the means that will allow (1) AOL's interconnection (herein defined as AOL's Network servers which are processing its services and products, and their respective equipment for data communication), to the TELEFONICA network, (2) access of AOL's



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

         Subscribers to AOL Services via Access Modems, specified for each location, and (3) change of traffic and band availability for Internet access.

         1.3.1. AOL Network's interconnection to the TELEFONICA Network shall be made through a dedicated digital access and it shall be shaped taking into consideration the IP traffic generated by
                  (2) and (3), as described herein below:

         (a) For AOL Subscribers' access through the Access Modems, item 18 27 (2) above, the dimensioning shall take into consideration the description of Exhibit C, item 1.1.

         (b) For traffic change and band availability for Internet access, item (3) above, the dimensioning shall comply with what has been set forth in 2.11 below.

         1.3.2. The number of Access Modems shall initially be the ones contained in Exhibit G.

         1.3.3. Being the provisions of the present instrument and in Exhibit E complied with, the Parties will be able to agree on the re-dimensioning of the amount of available modems.

         1.4 When supplying Infra-Structure, TELEFONICA makes itself responsible for the administration, configuration, security, operation, maintenance and management of TELEFONICA's Access Modems, so as to guarantee the availability of such Access Modems, in accordance with the technical configurations described in this Agreement and its Exhibits, so as to allow the accesses set forth in 1.3 above.

         1.5. The Parties agree that the prices and conditions of the Services hereby hired apply to all [**], whether regional or not, either existing or that may eventually be created by ANATEL.

2- TELEFONICA'S OBLIGATIONS AND  RESPONSIBILITIES

When supplying TELEFONICA Network's Infra-Structure to AOL, pursuant to the terms of this Agreement, TELEFONICA shall have the following obligations and responsibilities, with no impairment to the other obligations and responsibilities established in the Exhibits:

         2.1. To supply, install and configure the necessary equipment for providing Infra-Structure in the localities where AOL performs or shall eventually perform, within the parameters determined in this Agreement and its Exhibits, so as to allow the accesses established in 1.3. above.



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

         2.2. To supply the necessary equipment for the TELEFONICA Network's connection to the AOL Network., as defined in Exhibit C.

         2.3. To provide Infra-Structure for access to AOL Services pursuant to the terms and conditions set forth in this Agreement and its Exhibits.

         2.4. To provide technical, preventive and corrective assistance and maintenance and to solve problems or faults in TELEFONICA's equipment which form the Infra-Structure, complying with conditions and the terms set forth in Exhibits B and D to this Agreement.

         2.5. Concerning AOL Network, to comply with the specifications set forth by AOL and provided for in Exhibit C.

                  2.5.1. TELEFONICA shall maintain the blockage of return calls in all the access trunks which are a part of the Infra-Structure, under the penalty of having to solely bear all the costs of such calls, in case they occur.

         2.6. TELEFONICA agrees to keep working teams and technical assistance, in accordance with what has been set forth in Exhibit B to this Agreement.

         2.7. Whenever there occur problems that make Infra-Structure providing unviable and which result in suspension or unavailability of access to TELEFONICA, TELEFONICA shall be responsible for solving such problems within the maximum term allowed in the Exhibits, so as to guarantee the standard of availability and the compliance with Service Levels set forth in Exhibit D.

         2.8. TELEFONICA further agrees to comply with and fulfill all the operational procedures described in Exhibit B - Objective of the Services.

         2.9. TELEFONICA agrees, on its own, on behalf of its employees, representatives, service providers and advisors, on any account, to never make use of information (such as: names, commercial and home addresses, telephone numbers, log-ins, e-mails, Web pages, used Internet Services, etc.) of AOL's Subscribers or its visiting users who navigate through its Infra-Structure, except for TELEFONICA's technical and operational purposes, pursuant to this Agreement, being expressly forbidden the commercial use of such information.

         2.10. TELEFONICA shall adopt all the necessary measures (inclusive through the implementation of adequate security measures) to prevent third parties from having access to any information which is in the TELEFONICA Network regarding AOL's Subscribers or its visiting users.

         2.11. TELEFONICA shall appoint a support team dedicated to AOL, which will be responsible for supervising the rendering of



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                  Services, as defined in Exhibit A hereto, and the relationship between the Parties. This support team will be formed by an Accounts Manager and a Projects Manager who (i) shall be responsible for the construction, maintenance and operation of the network's infra-structure, (ii) shall have competence, in the day-by-day routine, to adopt measures so as to assure
                  AOL's satisfaction with the Services, and (iii) shall be responsible to assure TELEFONICA's performance regarding its obligations, herein set forth. The persons who integrate such a support team will be the first contact point to AOL.

         2.12. The services will comply with, or exceed the performance standards identified in Exhibit D, an integrant part to the present Agreement (such performance standards are collectively called "Service Levels"). In case TELEFONICA fails in the attendance of any Service Level, then additionally to any other rights that AOL may have, TELEFONICA shall, free of additional costs to AOL, (i) investigate and report the causes of the problem; (ii) advise AOL about the measures that are being taken for the resolution of such problems; (iii) correct the problem so that the Service Levels can be catered for as soon as possible; and (iv) adopt adequate preventive measures to avoid the re-incidence of the problem.

         2.13. The dimensioning of the Web Channel will be carried out in the following way: for downstream traffic (being thus defined the traffic stemming from the TELEFONICA Network to the AOL Network), which shall have as its base [**] kbps by Access Modem; and (b) for the upstream traffic (being thus defined the traffic stemming from AOL Network to TELEFONICA Network), TELEFONICA shall make [**].

                  2.13.1. All traffic exceeding the parameters set forth in (a) above shall [**] of a [**] between the Parties.

3- AOL'S OBLIGATIONS AND RESPONSIBILITIES

These are AOL's obligations and responsibilities:

         3.1. AOL shall be exclusively responsible for certifying and validating the access of its Subscribers and visiting users to the Internet through the AOL Service.

         3.2. AOL shall create and manage all the maintenance, password creation and access codes systems necessary for its Subscribers and visiting users to make use of the AOL Services.

         3.3. AOL shall be solely responsible for the relationship with AOL Subscribers and visiting users, including all the interface of hardware and software, marketing and sales, system and subscription charges and any intermediation with AOL Subscribers and visiting users (Service Central(s)), as well as for part of the programming (content, programming, services, information, entertainment, etc.), and shall exempt TELEFONICA from any liability arisen from such activities, pursuant to the provisions of Clause Nine below.




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         3.4.     As of January 1, 2003, AOL will adopt the necessary measures to make sure that [**] the [**] from [**] will be [**] to [**], binding itself to this effect for (i) just disclosing or supplying AOL Subscribers with [**] corresponding to the [**] of [**], and (ii) in the localities of Region III of the GPG assisted by TELEFONICA, to [**] in [**].

         3.5. The non-compliance with the provision of clause 3.4 above, by virtue of AOL's voluntary act, shall imply a non-compensatory fine to be paid by AOL to TELEFONICA, in the amount of [**] REALS (R$[**]) with no loss of TELEFONICA 's power to terminate the present instrument through written notification to AOL, pursuant to Clause 7.2 (ii) below.

         3.6. It is henceforth agreed that AOL will be automatically exempted from the obligation aforementioned in 3.4 and 3.5 in the localities where AOL provides AOL Services and provided that TELEFONICA has refused or failed to supply
                  Infra-Structure during the term set forth in this Agreement and/or its Exhibits.

         3.7. In case AOL fails to comply with the provisions of Clause 3.4 above, exclusively by virtue of a Force Majeure Event, AOL will be bound to assure to TELEFONICA the right of the direct interconnection of the TELEFONICA Network to the AOL Network, pursuant to the terms of the applicable regulation, aiming at allowing TELEFONICA to [**] the [**] at [**] and [**] at the [**] in the [**].

         3.8. AOL shall inform TELEFONICA, in writing, about its interest in performing in new localities of the Region of the GPG covered by TELEFONICA, by sending an Application Form for New Localities, pursuant to the draft that integrates this Agreement under the form of Exhibit H. As of the receiving date of the aforementioned Form, TELEFONICA shall inform AOL, through the execution and return of the aforementioned Form, not later than [**] ((**]) days counted as of the date it was received. For the purposes of the present Agreement, TELEFONICA's omission within the aforementioned term, shall feature a waiver to the right to supply Infra-Structure in the localities in question. The aforementioned Application Form for New Localities, duly executed by the parties, shall constitute an addendum to the present Agreement, so as to include such new locality in its Exhibit G.

         3.9. As of the date of the execution of this Agreement, AOL will effect [**], herein understood exclusively as the national traffic between AOL and the TELEFONICA Network.

                  3.9.1. AOL agrees [**] the [**] to another [**] or to a [**] for (i) those that provide Dial Up access services and/ or broad band (modality tunneling) outside the State of Sao Paulo; (ii) AOL's Subscribers and/or



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                           America Online Latin America Inc.'s, as well as the
                           companies directly or indirectly controlled by AOL Time Warner Inc. in Brasil; and (iii) the content servers, in the cases when such third parties with which it has entered into agreements related to the supply of specific content and/or related to the joint promotion, on any account, of AOL's Trademark and Services, and provided that such connection has as specific purpose the [**] and does not [**]. AOL shall inform TELEFONICA about the [**] it [**].

                  3.9.2. The connections which are [**] on clause 3.9.1 above shall be [**] by TELEFONICA, a [**] reasonably denied, within a [**]-day ([**]) term counted as of the written notification thereof.

4- PRICE AND FORMS OF PAYMENT

         4.1. In consideration of the services and of the infra-structure rendered by virtue of the performance of the present Agreement, AOL agrees to pay to TELEFONICA, monthly, the amount contained in the Price and Discount List contained in Exhibit F hereto. TELEFONICA shall not charge AOL for any Access Modem prior to its Final Acceptance by AOL.

         4.2. The collection and contesting procedures of the amounts are listed in Exhibit I- Collection and Contesting Procedures.

         4.3 . Being the other provisions contained in this Agreement and in its Exhibits complied with, besides the amounts aforementioned, each Party shall bear their respective costs related to the equipment and other means which are necessary to allow the supply, on the part of TELEFONICA, and the fruition, on the part of AOL of the Infra-Structure, and it shall perform the necessary investments for complying with its obligations, as set forth by or arisen from this Agreement.

5- BETTER CONDITIONS

         5.1. Being the provisions contained in the Exhibits to this Agreement complied with, TELEFONICA agrees to comply with the provisions set forth in Exhibit F hereto.

6- VALIDITY

         6.1. The present Agreement shall be in force on the date of its execution and aims at straightening out service rendering by TELEFONICA to AOL, from its very beginning, that is, on January 1, 2003 (the "Effective Date") and this Agreement's validity shall end on December 31, 2004 (being this period of time called "Validity Term"), being, nevertheless affirmed



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                  that the providing, as well as its respective payments,
                  related to the supply of Services and Infra-Structure of the TELEFONICA Network to AOL by TELEFONICA, retained previously to the present date, shall be effected in full until January 31, 2003, pursuant to the Agreement of Telecommunications Services and Other Covenants, entered into between AOL and TELEFONICA on March 7, 2002. This Agreement will be immediately revoked as of January 1, 2003, when this Agreement's terms and conditions shall start to govern any hiring of TELEFONICA's Services and Infra-Structure by AOL in the localities of Region III, where AOL performs or shall eventually perform.

                  6.1.1. The Parties, as of the present date, agree to ratify all the necessary instruments for the formalization of the agreements' revocation established in Clause
                           6.1 above (including the respective terms for termination and expiration).

7- TERMINATION

         7.1. AOL may legally terminate the present Agreement, with no lien whatsoever, independently of any judicial or extra-judicial procedure or notification and simply through a written notification to TELEFONICA, in case TELEFONICA:

                  (i) sub-hires third parties or transfers to third parties, in the whole or partially, its rights and obligations stemming from this Agreement, without AOL's previous written authorization.

                  (ii) fails to comply with the obligation established in this Agreement, which fault is not corrected within the terms defined by this Agreement or in the absence of express provision, within a [**]-day ([**]) term, subsequent to AOL's notification.

                  (iii) files Chapter 11 reorganization or has it ruled, confesses or requests its bankruptcy or dissolution or yet, if it eventually starts a process of judicial or extra-judicial liquidation.

                  (iv) performs at least [**] ([**]) repeated infractions of similar nature to this Agreement (even if remedied) and provided that each infraction [**].


                  7.1.1. In the cases set forth in (i), (ii) and (iv) TELEFONICA will be subject to the fine established in
                           7.3. below.

         7.2. TELEFONICA will be able to legally terminate this present Agreement, with no lien whatsoever, independently of any judicial or extra-judicial procedure or notification, simply through a written notification to AOL, in case AOL:

                  (i) transfers to third parties, in the whole or partially, its rights and obligations stemming from this Agreement, without TELEFONICA's previous written authorization.

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

                  (ii) fails to comply with the obligation established in this Agreement, which fault is not corrected within the terms set forth in this Agreement, or, in the absence of any express determination, within the [**]-day term, subsequent to TELEFONICA's notification.

                  (iii) files Chapter 11 reorganization or has it ruled, confesses or requests its bankruptcy or dissolution or yet, if it eventually starts a process of judicial or extra-judicial liquidation.

                  (iv) performs at least [**] ([**]) repeated infractions of similar nature to this Agreement (even if remedied), and provided that each [**].

                  7.2.1. In the cases set forth in (i), (ii) and (iv), AOL will be subject to the fine determined in 7.3. below.

         7.3. The advanced termination without cause of the present Agreement by AOL or by TELEFONICA, or in any hypotheses established in Clauses 7.1 and 7.2 above and 7.6 below, shall subject the Party that has given cause for the termination of the Agreement to the payment of compensatory fine to the other Party, within a [**]-day ([**]) term, counted as of the termination date, equivalent to [**]% ([**] percent) of the remaining overall value of the present Agreement, calculated on the grounds of the Price List established in Exhibit F (without the granting of any discount). For the purposes of the calculation of such a fine, the following formula shall apply: F = [**] x [**] x [**] x [**], where:

                  F = fine to be paid by the Party that has terminated
                      the Agreement;
                  P = Price of the Price List per modem (with no discounts)
                      established in Exhibit F above.
                NAM = number of Access Modems able to be used by AOL in the month previous to the termination month;
                 NM = number of months still to go until the expiration of
                      the Agreement.

                  7.3.1. TELESP and TELEFONICA Empresas solidarily assume the obligation of paying the fine arisen from the termination of the Agreement by any of them, pursuant to the provision of clause 7.3 above. AOL assumes the obligation of paying the fine arisen from the Agreement's termination, on the grounds of clause
                           7.3. above. The payment of the aforementioned fine shall be always made to AOL or to TELESP, depending on whether the Violating Party is respectively TELEFONICA or AOL.

         7.4. Whatever the case of advanced termination (with cause, on the grounds of clause 7.2 or without cause, on the grounds of clause 7.3), requested by TELEFONICA, it shall keep supplying Infra-Structure to AOL, hired pursuant to the terms of this Agreement, under the same conditions hereby agreed upon, and with the payment hereby established, for the term of up to [**] ([**]) days, counted as of the date of the aforementioned termination, without any loss to the obligation of fine payment, as the case may be, in accordance to clause 7.3.

         7.5. Except for the provisions of clauses 7.4 and 7.7, in case of expiration or termination of this Agreement, AOL and TELEFONICA agree to immediately stop the use and to give back to the Party which has the ownership, the eventual Classified Information (as defined herein below) related to this Agreement, as well as any codes, accesses or addresses supplied by both Parties.

         7.6. In case of (i) acquisition of the Control of one of the Parties or of any of its respective parent companies, either directly or indirectly, in a single transaction or in a series of correlated transactions, by a Competing Entity, (ii) all or a significant part of all the assets of the one of the Parties or of its respective parent companies are merged with a Competing Entity (including a merger that gives rise to the formation of a new entity), then, at any time, subsequent to such an event, the opposing Party may, at its exclusive discretion, terminate this Agreement through a notification to the other Party. Such hypotheses shall be considered, for the effects of this agreement, as "transference to third parties", as set forth in 7.1 (i) and 7.2 (i).

         7.7.     Due to the expiration of the Validity Term, TELEFONICA shall
                  (i) provide AOL with reasonable assistance and consulting, so as to assure a smooth transference, in proper time, of the Services provided by TELEFONICA, and (ii) keep providing the Services, then expiring or about to expire, to AOL (at prices in force on the date of that expiration) and otherwise perform all its obligations, pursuant to the provisions of this Agreement for a period requested by AOL, which shall not exceed [**] ([**]) days.

8-CONFIDENTIALITY AND INTELECTUAL PROPERTY

         8.1. The parties acknowledge that, during the Validity Period certain classified information can be disclosed to the other party.

         8.2. Through the present Agreement, the parties agree: (a) to take all the necessary measures to prevent the reproduction or disclosure of Classified Information of the other party, similarly to the measures it takes to protect its own classified information; (b) to keep the access to such Classified Information of the other party restricted to the least possible number of their employees; (c) not to disclose such classified Information to any third party or to any person besides those who, due to the nature of their functions, need to know them; (d) not to use such information for its own profit or for the profit of third parties; (e) to stop using such Classified Information in case of termination, resolution or expiration of this agreement and of the agreements arisen thereof, returning to the other party all the lists, files and other materials comprising or relating to the Classified Information, and informing all its managers, employees, representatives, service providers and others involved, that the Classified Information belonging to the other party can no longer be used; and (f) not to use, except by virtue of express previous written consent of the respective holder, any name, trademark, logotype or symbol belonging to the other party, and/or to the suppliers thereof, neither make any statement or reference that shows the existence of any bond or contractual or commercial relationship with them, without having such reference or statement been approved, in writing, by the opposing party and/or the suppliers or users thereof, as the case may be.

         8.3. The term "Classified Information" as used in this Agreement, means each and every information disclosed from one party to the other, and particularly the terms of this Agreement, all the knowledge and information including methods, processes, costs spreadsheets, commercial offers, technological information and about the parties' clients, besides copyrights, trademarks and patents, secrets of trade and industry and other intellectual property rights of the Disclosing Party and/or of the suppliers and users thereof and commercial secrets, accounting, financial, fiscal and other information related to the parties' activities and which constitute their exclusive ownership.

         8.4. Notwithstanding what has been set forth in this Clause, the parties can disclose Classified Information (1) by virtue of public authority's determination or due to judicial order and
                  (2) due to legal duty, from time to time; (3) as requested by the United States Securities and Exchange Commission. In such cases, the party that discloses shall immediately inform the other party about the effected disclosure.

         8.5. The confidentiality commitment hereby agreed upon between the parties shall be kept for a [**]-year ([**]) term counted as of: (i) the date of the end of the Validity Term, or (ii) the date of an eventual advanced termination hereof, independently of its reason.

         8.6. Violation of the duties set forth in this Clause 8 or the non-compliance with the confidentiality duties established herein, shall subject the Violating Party to reimbursement of all the losses incurred by the party injured for such a violation, being this obligation to indemnify exclusively restricted to the direct damages duly evidenced that the injured party shall eventually undergo by virtue of the non-compliance with the CONFIDENTIALITY duties herein agreed upon.

9-INDEMNIFICATIONS

         9.1. Each Party agrees to indemnify and exempt the other Party from liability regarding losses and damages incurred by the other Party, as a result of any third party's claims on the grounds of (a) violation by one of the Parties of any obligation, statement or guarantee set forth in the present Agreement or
                  (b) damages caused by malice or fault on the part of its employees and/ or hired staff, which damages are to be verified in a proper judicial suit. This clause shall apply solely to the cases for which there is no specific penalty defined in this Agreement and in its Exhibits.

         9.2. AOL agrees to indemnify, defend and exempt TELEFONICA from liability regarding the losses arisen from any third parties' claims by violation of intellectual property rights concerning any materials developed by AOL supplied to TELEFONICA for the rendering of Services. Furthermore, TELEFONICA agrees to indemnify, defend and exempt AOL from liability regarding the losses arisen from any third parties' claims for violation of intellectual property rights by virtue of the Services, from any materials or services used for providing Services or from any other developed materials.

         9.3. By default of the provisions related to the services availability, TELEFONICA shall be solely exclusively responsible for the granting of the discounts set forth herein, being not owed to AOL any additional amounts, on any other account. Besides, the Parties agree that, in any event, any damages that TELEFONICA shall eventually be condemned to pay as damages shall never exceed the cumulated value paid by AOL to TELEFONICA for the hired and provided services, in accordance with the terms of this instrument and its Exhibits in the last [**] ([**]) payments preceding the date of the occurrence of the event which gave rise to such damages. The cumulated value shall be calculated by adding the total amounts paid in each invoice.

                  9.3.1. Notwithstanding the foregoing, such limitations shall not apply to damages caused by violations of one of the Parties of any obligation related to the confidentiality set forth in this Agreement.

10-STATEMENTS AND GUARANTEES

         10.1 TELEFONICA declares that the Services provided to AOL are in full consonance with (a) the specifications presented in Exhibit C, applicable to such Services and (b) the federal, state and local applicable laws and regulations presently in force.

         10.2. The Parties declare that the Services shall not violate, and that the other Party shall comply with its responsibilities arisen from this Agreement, so as not to violate or establish an infraction or undue misappropriation of any patent, copyright, trademark or any other property rights of any third party.

         10.3. Each Party declares and guarantees that (i) it has the necessary power and competence to hire and to comply with the obligations and transactions set forth in the Agreement; and
                  (ii) the execution, delivery and compliance with the Agreement and the accomplishment of the transactions established in the Agreement have been duly authorized, in accordance with the necessary procedures of the respective Party.

11- FORCE MAJEURE

         11.1. None of the Parties shall be considered in default of its obligations, pursuant to this Agreement, if its performance is impaired or delayed, directly or indirectly, in the cases of acts of God or force majeure events and/or act or omission, alien to their will and which could not have been avoided by the Violating Party through the use of alternative sources, contingent plans or other means (any event, a Force Majeure Event). Notwithstanding what has been detailed herein, a fault on the part of a TELEFONICA's supplier or sub-hired in failing to comply with its obligations assumed in its agreement with TELEFONICA shall not constitute a Force Majeure Event for TELEFONICA, unless such a fault on the part of such supplier is caused by a Force Majeure Event.

         11.2. Any Party, whose performance is either impaired or delayed shall promptly notify the other Party through telephonic contact (to be confirmed in writing in up to [**] ([**]) week days as of the beginning of such delay) and shall describe, with reasonable details, the circumstances which have caused such delay. To the extent that a Party can reasonably foresee that it will be affected by a Force Majeure Event, this Party shall immediately notify the other Party of this foreseeable delay and describe, with reasonable details, the circumstances causing that eventual delay.

         11.3. In case a Force Majeure Event impairs or delays TELEFONICA's performance for more than [**] ([**]) calendar days, then AOL shall have the option of (i) modify the affected party of a request, or cancel the affected party in this Agreement, and the amounts due by force of this Agreement shall be re-adjusted so as to reflect such expiration or modification, without AOL incurring the payment of any fines and/or penalties TELEFONICA shall not be entitled to any additional payment on the part of AOL for costs or expenses incurred by TELEFONICA as a consequence of a Force Majeure Event.

12- FINAL PROVISIONS.

         12.1. This Agreement binds and/or benefits the Parties and any successors, buyers or entities to which any of the Parties has merged or consolidated into or to which one Party has sold or transferred its full assets or a substantial part of it, with no loss to the provisions of item 7.6 above. It is hereby expressly forbidden to any of the parties to transfer, in the whole or in part, the rights, obligations and guarantees arisen from the present instrument, without the previous written consent of the other Party, which cannot refuse to deliver such a consent without a justifiable reason.

         12.2. The Clauses to this Agreement, as well as its Exhibits, that have, by nature, a perennial character, specially those clauses related to intellectual property rights and confidentiality, shall survive for a [**]-year ([**]) term subsequent to the expiration or termination of this Agreement.

         12.3. Each Party shall appoint a representative who will be authorized to represent it in all subject matters related to this Agreement. In case one of the Parties eventually replaces this representative, it must communicate such a fact to the other Party, in writing.

         12.4. In the assumption that any clause, term or provision of this Agreement, conflicts with the law under which this Agreement has been constituted or if any of the terms herein established is considered invalid, unlawful or unenforceable by the judiciary power, the validity, lawfulness or enforceability of the other provisions will not be in any way affected or impaired and the rest of this Agreement shall remain in full force. In case the invalidity of such terms prevents the compliance with the fundamental purpose of this Agreement, AOL and TELEFONICA shall immediately start negotiations in good faith to reimburse the affected Party for such fact in the amount (cash or through services) equivalent to the amount that such Party would have received in case such terms had not been declared invalid.

         12.5. Any omission or tolerance of any of the Parties in demanding from the other Party the strict compliance with the obligations hereby agreed upon or in performing any right arisen from this Agreement will not feature renewal or waiver of them, neither will it affect its right to perform them at any time. The isolate or partial performance of any right, resource, power or privilege arisen from this Agreement shall not prevent another subsequent performance thereof or the performance of any other right, resource, power or privilege.

         12.6. The aforementioned Exhibits indicated below, initialed by the Parties, integrate this Agreement for all the legal aims.

         12.7. All the notices, requests, claims and determinations, communications, and notifications stemming from the present Agreement (except for the operational routine communications or others specifically set forth herein) will be made in writing, through correspondence, copied and docketed, addressed to the addresses contained in the qualification of the Parties or other addresses previously informed by them and considered as having been duly delivered (i) when delivered in person (ii) [**] ([**]) week day after they had been delivered to an express mail service, with a trustful system of delivery monitoring, or (iii) [**] ([**]) week days after the mailing day when sent by mail, posted by registered mail, with compulsory receipt and prepaid stamping. According to the convenience of the Parties, the notifications and communications arisen from the present Agreement can be made via fac-simile, being, in this case, considered as validly received if and when correctly sent. The parties hereupon agree that the aforementioned addresses can be altered, provided that one Party gives the other previous notice of such new address and the date when it shall become effective.

                  12.7.1. The communications and notifications shall be addressed to the addresses indicated in the introduction and to the facsimile numbers of the Parties' representatives herein below:

         IF TO TELESP:

         Attention: Internet Business Board
         Rua Martiniano de Carvalho 851, 14(0)andar SP/SP.
         Fax: (11) 3549-8610

         WITH A COPY TO:

         Attention: Legal Director
         Rua Martiniano de Carvalho 851, 14(0)andar SP/SP.
         Fax: (11) 3549-8900


         IF TO TELEFONICA EMPRESAS;

         Attention:  Business Management
         Av. Brigadeiro Faria Lima, 1.188- 9(0)andar- SP/SP.
         Fax: (11) 3038-7680


         WITH A COPY TO:

         Attention: Legal Director
         Av. Brigadeiro Faria Lima, 1.188- 13(0)andar- SP/SP.
         Fax: (11) 3038-7840


         IF TO AOL:

         Attention: Legal Director
         Av. Marginal do Rio Pinheiros, 5200 - Ed.
         Philadelphia - 2o. andar - CEP 05693-000 - Sao Paulo - SP -
         Brasil
         Fax: +55 (11) 3759 7401

         WITH A COPY TO:

         Attention: Operational Director
         Av. Marginal do Rio Pinheiros, 5200 - Ed. Philadelphia -
         2o. andar - CEP 05693-000 - Sao Paulo - SP -
         Brasil
         Fax: +55 (11) 4993-5999

         12.8. Each and every modification, alteration or addendum to the present Agreement shall only be valid if made in writing, signed by all the Parties.

         12.9. The present Agreement constitutes the sole integral agreement between the Parties concerning the hiring, object of this instrument, and replaces all the other documents, letters or memoranda between the Parties, as well as the oral understandings carried out between them, prior to the present date, except for the agreements already existing and in force, which will remain in force only until December 31, 2002.

         12.10. In case of any divergences between the present Agreement and any of its Exhibits, the provisions of the Agreement shall always entirely prevail.

                  12.10.1. The Parties agree that the present instrument shall be governed by Brazilian law.

         12.11. The present Agreement is irrevocably irreversibly executed, binding the Parties and their successors, on any account. For the purposes of the present Agreement, the successor shall be the partnership arisen from a merger, purchase or incorporation of any of the Parties, independently of its having the same designation and/or corporate registration that the Contracting Parties originally had.

         12.12. Each Party agrees to continue to comply with their obligations, in accordance with this Agreement while any dispute is being settled, with the exception of the conditions described in Exhibit 1.

         12.13. Except for the cases where the previous release to the other Party is impaired by law, none of the Parties shall issue any press release, announcements and marketing material, advertising or any other promotional materials referring to the present Agreement or that make reference to the other Party or to their commercial names, trademarks and service marks, without the previous written approval of the other Party, which cannot be denied or delayed without a justifiable reason.

         12.14. Nothing herein contained shall be construed as the creation of any representation, partnership or any other type of company formation between the Parties.

         12.15. The Parties shall be responsible for the payment of their respective salaries and other labor obligations, social security and social contributions related to its employees, concerning the Services to be provided, there being no bond between the employees or the representatives of one party with the other. The Parties agree to exempt from liability and to defend the opposing party in any suit, claim or procedure filed by its employees, as well as to indemnify it for direct or indirect damages, which may incur by virtue of such suits, claims or procedures. In such cases, each party shall be responsible to denounce the Party which opposes the dispute, and such opposing Party shall promptly request the withdrawal of the Party from the suit.

         12.16. Both the Parties shall act in accordance with all the laws and regulations which are relevant to their respective performance, under this Agreement. TELEFONICA shall not collect, sue, file or disclose any personal data concerning AOL's members. Besides, TELEFONICA shall not monitor the traffic content sent or transmitted to AOL's final consumers, via Services.

         12.17. The Parties elect the central court of the County of Sao Paulo to settle any controversies arisen from this Agreement, with the exclusion of any other, however privileged.

In witness whereof, the Parties execute this Agreement in 3 (three) counterparts of equal form and content, in the presence of the witnesses hereinbelow.


Sao Paulo, February 28, 2003.


/s/ FABIO SILVESTRE MICHELI                              /s/ LUIS ANTON PANSIN
---------------------------                              ---------------------
Fabio Silvestre Micheli                                  Luis Anton Pansin
Vice President for Commercial and Residential Markets    Network Vice President
TELECOMUNICACOES DE SAO PAULO S.A. - TELESP



/s/ NELSON PATRICIO REIS                                 /s/ ROBERTO MEDEIROS
---------------------------                              ---------------------
Nelson Patricio Reis                                     Roberto Medeiros
Sales Director Major Clients                             President



TELEFONICA EMPRESAS S.A.



/s/ MILTON CAMARGO
---------------------------
MILTON DA ROCHA CAMARGO
PRESIDENT

AOL BRASIL LTDA.



WITNESSES:

1. /s/ CESAR E JEMS JR.
---------------------------
Name:  Cesar E Jems Jr.
Identity Card:                                      I
Enrollment in the National Taxpayers'Registry:

2. /s/ FABIO ABREU CARVALHO
---------------------------
Name:  Fabio Abreu Carvalho
Identity Card:                                      I
Enrollment in the National Taxpayers'Registry:

                                    EXHIBIT A

DEFINITIONS

"ACCEPTANCE TEST PERIOD" has the meaning set forth in Section 3.1 of Exhibit E.

"ACCEPTED ORDER" has the meaning set forth in Section 1.3.1 of Exhibit E.

"ACCESS PORTS" mean each of the installed modems part of the infrastructure required for the rendering of Services by Telefonica in each of the localities listed in Exhibit G and in others localities, which may be requested by AOL which are used for Dial Up access by AOL Subscribers.

"ADDITIONAL ACCESS PORTS" means Access Ports in addition to (but not including) Finally Accepted Access Ports to be made available by Telefonica for AOL's use in accordance with Section 1 of the Agreement; provided that under no circumstances shall Additional Access Ports include (a) Finally Accepted Access Ports, or (b) Access Ports Ports which (i) have been ordered by AOL, (ii) have been delivered by Telefonica, and (iii) have not yet received Final Acceptance by AOL.

"AFFILIATE" means, with respect to any entity, any other entity Controlling, Controlled by or under common Control with such entity or belonging to the same economic group. With respect to AOL, an "Affiliate" also means any entity which operates or distributes, or is authorized to operate or distribute, an AOL Information Service.

"AOL CONTENT" means information, materials, text, photos, resources, products, services, advertisement, promotions, interconnections, cursors, technology and software contained in the AOL Service, including those available at AOL portals in the Internet.

"AOL INFORMATION SERVICE" means an Interactive Service containing branding owned or controlled by AOL or an AOL Affiliate, or using all or a portion of AOL's or an AOL Affiliate's network or backend systems.

"AOL SERVICE(S)" means all interactive services offered by AOL to final consumers in Brazil, including access to Internet and the AOL portal in the Internet, as well as any other products and services held, controlled, distributed or authorized to be distributed by or through AOL, its Affiliate or by any of its controled or controlling entity, or by any entity belonging to AOL's economic group, at AOL's sole discretion

"AOL NETWORK" has the meaning set forth in item 1.3 of the Agreement.

"AOL SUBSCRIBERS" has the meaning set forth in Section 1.2.1 of the Agreement.

"BREACHING PARTY" has the meaning set forth in Section 6.1 of the Agreement.

"CIC ENTITY" means an (i) an entity which has as a significant line of business an Interactive Service, or (ii) a significant competitor with one of AOL's primary lines of business (including, pending merger approval, the primary lines of business of the merged AOL/Time Warner entity), as such lines may evolve. Further, a CiC Entity shall not include Terra Lycos unless (A) Telefonica or a Telefonica-Controlled Affiliate acquires Control of Terra Lycos, (B) Terra Lycos acquires Control of Telefonica or a Telefonica-Controlled Affiliate, or (C) some or all of the senior management of Terra Lycos and Telefonica are the same individuals; provided that the same individual serving on the board of directors of both Terra Lycos and Telefonica shall not be deemed to be covered by subpart
(C) of this definition. CiC Entity shall not include Telefonica.

"COMPETING ENTITY" means (i) an entity which important share of its business is interactive services, or (ii) an important competitor of one of AOL lines of businesses (including the principal lines of businesses which result from the merger AOL/Time Warner), and of the evolution of the referred lines of businesses. Moreover, a Competing Entity shall not include Terra Lycos, except if (a) Telefonica or any of its affiliates purchase the control of Terra Lycos,
(b) Terra Lycos purchase the control of Telefonica of any of its affiliates, or
(c) any or all of the principal businessmen of Terra Lycos and of Telefonica are the same, provided that the persons who are members of the board of Terra Lycos and Telefonica are not considered as related to item (c). The Competing Entity do not include Telefonica.

"CONTROL" means, with regard to any entity, (a) the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity, or (b) the ownership, directly or indirectly, of more than [**] percent ([**]%) of the capital stock (or other ownership interest, if not a corporation) of such entity ordinarily having voting rights.

"DIAL-UP ACCESS" is the facility and associated end-to-end, managed services, however provided in terms of technology, for receiving analog or ISDN in-bound calls from the public switched telephone network on demand and converting those signals to digital form for transmission over digital networks, where the end-user has initiated the call.

"EFFECTIVE DATE" has the meaning set forth in Clause 6 of the Agreement.

"FINAL ACCEPTANCE" has the meaning set forth in Section 3.4 of Exhibit E.

"FINALLY ACCEPTED ACCESS PORTS" means Access Ports and related Services which
(a) have been ordered by AOL, (b) have been delivered Telefonica(c) have received Final Acceptance by AOL, and (d) have not been cancelled by AOL, all in accordance with Exhibit E.

"FORCE MAJEURE EVENT" has the meaning set forth in the Section 11 of the Agreement.

"INCLUDE," "INCLUDES", and "INCLUDING", whether or not capitalized, mean "include but are not limited to", "includes but is not limited to", and "including but not limited to", respectively.

"INTERACTIVE SERVICE" means one or more of the following Internet or online services: (i) online or Internet connectivity services; (ii) an interactive site or service featuring, which can have a broad selection of aggregated third party interactive content; (iii) e-commerce sites; or (iv) communications software capable of serving as the principal means through which a user creates, sends or receives electronic mail or real time or "instant" online messages (whether by telephone, computer, wireless or other means).

"INTERNET" Group of independent webs, connected by rooters and by many commutation and transmission vehicles, which use the protocol TCP/IP (Transmission Control Protocol/Internet Protocol) and form one sole great world wide web of computers.

"INTERNET TRAFFIC" communication flow among web equipments, using the protocol TCP/IP, in order to reach other WEBS or CONTENTS which compose Internet.

"NON-COMPARABLE SERVICES" has the meaning set forth in Section 2.1 of Exhibit F.

"NONCONFORMITY" has the meaning set forth in Section 3.3 of Exhibit E.

"OUT-OF-POCKET EXPENSES" means, verifiable and actual direct expenses incurred by a Party (including direct network and operations costs), but excluding that Party's overhead costs (or allocations thereof), administrative expenses or other mark-ups and excluding expenses which could reasonably have been avoided or which could reasonably be recouped by that Party.

"REJECTION CRITERIA" has the meaning set forth in Section 3.2 of Exhibit E.

"SERVICES" means (a) the services, functions and responsibilities of Telefonica as described in the Agreement (including its Exhibits), and (b) any services, functions or responsibilities not specifically described in the Agreement that are required for the proper performance and provision of the services described in part (a) of this definition.

"SERVICE LEVELS" has the meaning set forth in Article 2.12 of the Agreement.

"SERVICE OF INTERNET TRAFFIC" company which rend services of Internet connection, generator of content or not, and which utilizes addresses of protocol TCP/IP to popularize its services at Internet with management of the group of technical characteristics destined to assure the services providing by webs and other backbones. It means the coexistence capacity, in a web, of different technologies, equipments, softwares, applications and other components, of different suppliers, keeping the safe and the functions of its services.

"TERM" has the meaning set forth in Article of the Agreement.

                                    EXHIBIT B

SCOPE OF SERVICES

Telefonica shall maintain any and all infrastructure required to rend the services described in the Agreement. Services provided hereunder shall include all associated fully managed, end-to-end network service functions included in this Exhibit B.
1.       OPERATIONS


Telefonica shall provision, staff, and operate a primary Network Operations Center ("NOC") with support for AOL. The scope of this task shall include the following Services:


1.1. Operation of the NOC and co-located systems with trained and qualified personnel on a continuous, [**] hours per day, [**] days per week basis;


1.2. Performance of network surveillance and monitoring;


1.3. Operation of all NOC equipment, monitoring, and fault isolation functions;


1.4. Coordination of the dispatch of maintenance representatives for corrective maintenance activities and recording information in a Problem Report ("PR"). Telefonica's responsibilities shall include:


1.4.1. Initiation of a corrective maintenance request, plus recording the time that the call is received by the Telefonica maintenance representative;


1.4.2. Upon arrival of the maintenance representative at the site, confirmation by the NOC of the reported problems and recording the site arrival time with the representative;


1.4.3. Upon notification to the NOC by the on-site maintenance representative of work stoppage, delay, denial of access to the equipment, Telefonica shall confer with AOL representatives for advice or assistance; and


1.4.4. Upon restoration of Service by the maintenance representative, the NOC shall confirm, with assistance from the maintenance representative, operation of the equipment and record the time when Services are restored and the reason for the problem outage.


1.5. Initiation of PRs, maintenance of a log of all PRs, coordination of PRs with support personnel and tracking of problems until resolution using a commercially available trouble reporting software system;


1.6. Utilization of SNMP facilities, for reading only and Telefonica diagnostic software residentin the NOC for:


1.6.1. Daily testing of Access Ports and local access numbers;


1.6.2. Measurements of the usage of each Access Port at the frequency or at the times requested by AOL;


1.6.3. Monitoring and recording the backbone and trunk availability and utilization; and


1.6.4. Accounting for the disposition of each call placed to AOL (e.g., how many calls were placed, how many calls were sent successfully to AOL, how many calls were lost in the network due to routing problems, how many calls were sent to AOL but which were not accepted by AOL, etc.);


1.7. Providing on-site analyst support Monday through Friday (excluding holidays) during normal working hours. A dedicated access number shall be maintained for AOL's use, which shall always be operational. Analyst support shall include the following:


1.7.1. Supporting short-term and long-term problem identification, analysis, and resolution;


1.7.2. Ensuring that proper steps are taken to resolve the problem;


1.7.3. Identifying and tracking all software, baseline and patches, deployed in the Telefonica network and NOC platforms;


1.7.4. Supporting the deployment of new software to the Telefonica Network, AOL and NOC equipment as coordinated with AOL;


1.7.5. Providing support to network provisioning requirements; and


1.7.6. Maintaining a technical library for the NOC.


1.8. Performing on-call analyst support of the Telefonica Network on a continuous [**] hour per day, [**] days per week basis. Telefonica agrees to provide AOL with a toll-free number available [**] hours per day, [**] days per week, to report problems relating to network integrity. On-call analyst personnel shall respond to urgent requests from the NOC in conjunction with the on-site Telefonica personnel. Procedures for the conduct of network testing are in accordance with those developed in conjunction with AOL representatives. Telefonica shall provide an escalation list for AOL containing pager numbers, cell phones and other necessary contact information of relevant and appropriate Telefonica personnel (including Telefonica executives) for emergency response should the Telefonica NOC fail to respond with adequate information regarding a major Service outage within the first half hour of such an outage. Telefonica shall update the list periodically as necessary or upon AOL's request.


1.9. Providing operational support to AOL in the area of network testing in association with provisioning actions. Such testing shall be conducted from the NOC in conjunction with the on-site Telefonica installation team personnel;


1.10. Maintaining and providing updates and changes to NOC maps;


1.11. Maintaining an authorized outage listing for NOC controller use;


1.12. Acting as AOL's agent in network security matters on a day-to-day basis as directed by AOL in accordance with commercially reasonable practices, and making recommendations for improvements;


1.13. Using commercial teleconferencing facilities in the resolution of network problems, escalation of problems, and planning activities;


1.14. Providing electronic mail service support for the NOC via the e-mail;


1.15. Providing a facsimile service resident in the NOC equipment;


1.16. Delivering the following reports to AOL-designated representatives (or by email if requested by AOL), whenever requested:


1.16.1. Usage Reports;

1.16.2. [**] on [**] by [**] by [**];

1.16.3. [**] on percentage of [**];


1.16.4. [**] on [**] and [**], including [**];

1.16.5. [**] access by AOL to [**] exclusively related to [**] and/or [**];


1.16.6. [**] and site [**];


1.16.7. [**] call [**] reports;


1.16.8. [**] summaries of the [**] of [**] required to [**];

1.16.9. [**] of [**] calls;

1.16.10. [**] statistics;


1.16.11. [**] network [**] and [**] statistics;


1.16.12. [**] data as required to [**] client and AOL network [**];


1.16.13. Peak simultaneous [**]; provided that such report shall comply with the [**] standard;


1.16.14. Peak Simultaneous [**] (reported [**]); provided that such report shall comply with the [**] standard; and


1.16.15. [**] used on [**], broken down by [**] (reporting provided [**] by Telefonica within [**] days of the Effective Date);


1.16.16. AOL may request additional reports, and Telefonica shall provide these additional reports, or the raw data, subject to technical reasonableness.


1.16.17. Telefonica shall aggregate routing information sent to AOL and shall control the addition and withdrawal of routing information. Telefonica shall announce AOL routing information at Telefonica interchange points as required by AOL.

2. NETWORK ENGINEERING.


2.1. Telefonica agrees to provide network engineering to address operational and long-term planning issues.


2.2. Telefonica shall continue to improve the network design in order to reduce risks to AOL, improve robustness, and enhance the price/performance of the transmission system. AOL shall be permitted to establish a route of last resort on the network.


2.3. Telefonica shall maintain the facilities, equipment and software used to provide the Services so that they operate in accordance with their specifications (e.g., applicable Telefonica support release information), including (a) maintaining equipment in good operating condition, (b) undertaking repairs and preventive maintenance on equipment, including at a minimum in accordance with the applicable equipment manufacturer's recommendations, and (c) performing software maintenance, including at a minimum in accordance with the applicable software documentation and software Telefonica's recommendations.


2.4. Telefonica agrees not to restrict traffic to and from AOL unless requested to do so by AOL or required to do so by court order or applicable law. Before restricting traffic as permitted under this Section, Telefonica shall provide AOL with reasonable prior written notice of the timing, duration, scope and reasons for such restriction.


2.5. Telefonica shall manage the backbone and interconnection points with other Internet providers and customers to minimize loss and delay of AOL traffic. Such management shall include creation of new interconnection points as required.

3. NETWORK SUPPORT ORGANIZATION


Telefonica shall structure the provision of Services in a manner that shall enable Telefonica to rapidly build out its networks and deliver quality Services.


3.1. Engineering: Telefonica shall maintain a network engineering group that shall handle the technical aspects of the Services, resolution of problems escalated by the NOC, planning for future network expansion, and improvement of performance and process. Such engineering group shall interact directly with AOL and the NOC.


3.2. Deployment: Telefonica shall maintain a deployment team consisting of field engineers and technicians, as well as others who have experience dealing directly with telcos, preparing sites, and installing equipment. Part of this team shall be based at Telefonica's facilities to coordinate activities and provide support for installers.


3.3. Operations: Telefonica's NOC shall handle the operation and maintenance of the Telefonica Network. The NOC shall be connected to AOL's central facilities, including a direct telephone link to the AOL operations center. The NOC's monitoring capability shall be set up to detect and correct most network problems before they are visible to AOL or its customers. The NOC shall direct maintenance activities based on input from the monitoring systems and AOL. Telefonica shall handle a large majority of repair tasks over the telephone with technicians at the POPs by storing Dial-Up Access subsystems at the POPs, establishing working agreements with the POPs and other service providers, and by providing written procedures. When it is necessary to send technicians to deal with problems, Telefonica shall use its existing infrastructure of satellite offices and field engineers.


4. MISCELLANEOUS SERVICES


4.1. Telefonica shall provide, for each individual local calling area, a unique set of source IP addresses such that member demographics can be identified through such source IP addresses. AOL shall be provided the source IP addresses at least [**] ([**]) weeks prior to use by Telefonica to provide the Services.


4.2. Telefonica shall acquire and manage IP addresses for all protocols to be supported by Telefonica under this Agreement and as otherwise necessary for Telefonica to fulfill its obligations to AOL under this Agreement. Without limiting the generality of the foregoing, for each session of an end user of the Services, Telefonica shall dynamically assign a unique IP address to such session.


4.3. Telefonica shall provide DNS services contained in its network, including a DNS requirement solution; provision of DNS for AOL; resolution of DNS queries to AOL destinations; support of DNS for AOL domain and any zones resident on AOL name servers; and maintenance of domain name service servers.


5. TELEPHONE NUMBERS

5.1. Telefonica will reserve agreed dedicated number ranges, for the sole use of AOL, in each city in Services are provided. Such number ranges shall be different in each locality.

5.2. As among the parties, to the extent that Telefonica is permitted to take such action under the relevant regulatory regime, it is technically possible, and after previous commercial negotiation AOL shall own the telephone numbers to each of the dial-up points of presence, and Telefonica shall not provide such telephone numbers to any third party without written permission from AOL.

5.3. In the event of any termination or expiration of this Agreement, or upon the decommissioning of Services hereunder, to the extent that Telefonica is permitted to take such action under the relevant regulatory regime, it is technically possible and after previous negotiation, then upon AOL's request, Telefonica will transfer, to AOL or its designee, ownership of the telephone numbers in the network corresponding to the affected Services.

5.4. If a particular telephone number becomes unavailable through a Force Majeure Event, Telefonica shall use all commercially reasonable efforts to make alternative arrangements (through re-routing or other techniques and subject to the availability of the necessary technology) that permit AOL subscribers to continue to use the original telephone number.

5.5. Any changes with respect to telephone numbers used to provide the Services shall require prior written notification to AOL. Telefonica shall not make any changes to the telephone numbers used for the Managed Modem Services provided to AOL unless it is required by regulation or technically necessary.

5.6. Whenever it is allowed under the relevant regulatory regime and it is technically possible, Telefonica will provide AOL with a unique nationwide number, that will be owned by AOL.

6. PREVENTIVE MANTAINANCE

6.1. The preventive mantainance shall occur every [**] and [**] (except [**]) from [**].

6.2. Telefonica shall notify AOL with at least [**] ([**]) days in advance the locations and elements of the Telefonica Network which may be affected (including Web Canal TLF). The Parties shall agree upon exceptions to the above on a case-to-case basis.

                                    EXHIBIT C

SPECIFICATIONS

1. SPECIFICATIONS


Services provided hereunder shall fully conform with the following specifications:


1.1. Telefonica shall provision end-to-end backhaul capacity (i.e., from the Access Port to the AOL network) such that available bandwidth for the Services is no less than [**]Kbps per Access Port, as such available bandwidth may be increased pursuant to Agreement by the Parties.


1.2. The Services shall fully support and be in conformance with AOL's access methods, access technology, hub architecture, and other access methods that may become available to AOL from time to time. Access methods shall include:


1.2.1. The proprietary AOL P3 protocol -- a proprietary AOL character-oriented protocol using TCP clear or raw mode telnet. The NAS using a common user id and password for each session;


1.2.2. PPP-- standard point to point protocol based on RFC 1661. Telefonica provides a unique routable IP address for each session from a pool of IP addresses dedicated to AOL. A common authentication is used for each session;


1.2.3. TCP/IP;


1.2.4. UDP;


1.2.5. L2TP -- Layer 2 tunneling protocol, based on RFC 2661 using a common realm string to route traffic to AOL. AOL assigns the routable IP address;


1.2.6. Routing to a point of physical interconnect with AOL's facilities at an AOL-designated meet point for each Service Area at which Dial-Up Access traffic shall be exchanged by the Parties (each such point a "Meet Point"). The Meet Point for the Initial Service Area is the AOL facility at Embratel Morumbi, Sao Paulo, and may be changed upon AOL's request.


1.2.6.1. At a minimum, Telefonica shall provide redundant paths from its backbone to the Meet Point in order to eliminate single points of failure on the Telefonica backbone.


1.3. AOL may request changes beyond that described in Section 0 of this Section to provisioned bandwidth, AOL access methods, access technology, and hub architecture. Telefonica shall use commercially reasonable efforts to implement such changes.


1.4. Telefonica, in its network design and topology, shall comply with IETF approved and adopted standards applicable to the access methods described in Subsection 0 of this Section.


1.5. Telefonica agrees that, at no additional charge to AOL, all Access Ports provided hereunder shall continue to support the V.90 protocol, and within commercially reasonable timeframes, all successors, upgrades and enhancements to such protocol.

2. TECHNOLOGY


2.1. The Parties shall mutually agree upon the technology and Telefonica of choice for the Access Ports and related equipment used for the Services. Telefonica will provide AOL with at least [**] ([**]) days' prior written notice of any changes with respect to the Access Ports component providers prior to implementing such changes. Telefonica may not implement any such changes without prior written approval from AOL, which may not be unreasonably denied. In the event of a platform change as permitted under this Section, Telefonica shall not simultaneously utilize different access platforms for any given telephone number.


2.2. Telefonica agrees to use all commercially reasonable efforts to implement, at no additional charge to AOL, any new technology (including any hardware or software upgrades) (a) within [**] ([**]) months of such technology becoming a reasonably-accepted industry standard, and (b) on an expedited basis if requested by AOL; provided, however, that if Telefonica is unable to implement any material new technology requested by AOL, despite using such reasonable efforts within a commercially reasonable period of time, then, notwithstanding anything herein to the contrary, AOL may cancel upon [**] ([**]) days' prior notice to Telefonica any or all Dial-Up Access Services provided by Telefonica without penalty or liability. If Telefonica has implemented a new technology [**], and such new technology has not been introduced by Telefonica as a result of Telefonica's obligation under subpart (a) of the preceding sentence, then if there are [**] associated with such new technology implementation, [**] among all beneficiaries. In case AOL is the only beneficiary, then AOL [**]. [**] will not result in reduction or exemption of monthly charges related to the provisioning of services using such new technology.


3. ARCHITECTURAL INDEPENDENCE


Telefonica shall provide the Services in a manner that is consistent with AOL's goal of achieving architectural independence in order to minimize the possibility that a single failure could impact more than one AOL service provider (or more than one network of a single service provider, as applicable). Without limiting Telefonica's obligations as described above in this Section 3, Telefonica shall design and engineer the network used to provide Services to AOL under this Agreement such that there shall be no single point of failure in such network that may result in a material adverse effect upon the Services.


4. ACCESS PORTS E IP ADDRESSMENT


Access Ports shall be preferably digital (E1) supporting V.90 and V.92 standards (whereby V.92 is in process of being implemented). Telefonica shall allow the use of unique and rotable IP addresses, from CIDR block to AOL, according to necessities and to the number of installed ports. The implementation of the service shall occur pursuant to L2TP protocol with AOL tunnel terminators (LNS).


Telefonica shall use different IP addresses folr alternative pricing plans offered in the STFC access to Internet.


5. REMOTE ACCESS SERVERS


The remote access servers shall be furnished by top of the line recognized providers in the market and preferably compatible with digital conections (STMx, E1/3, others). Such equipment shall serve the authentication specification a billing inmplemented by AOL e shall block collect and international calls.


6. ROOTERS AND SWITCHER


Such equipments shall be provided by top of the line providers, serve to specific configuration needs of each location (POP) and shall be flexible as to accept, including but not limited, to QoS, CoS and filters.


At the AOL network the equipment such as rooters and tunnel terminators (LNS) are AOLs property.


7. INTERCONNECTION OF AOL'S NETWORK WITH TELEFONICA'S NETWORK


Telefonica agrees to provide data circuits between AOL's Network and Telefonica's Network without any additional cost or charges to AOL, and through which mandatory all traffic from and to AOL's content shall pass, and whereby such traffic is required by AOL Subscribers or visiting users served by Telefonica.

8. MONITORING SERVICES OF TELEFONICA'S NETWORK

Telefonica shall make available to AOL devices, which permit the supervision of occupation (in absolut and percentage terms) regarding ports an data circuits, in real and historic time.

                                    EXHIBIT D

SERVICE LEVELS

1. AOLNET AVERAGES

Telefonica shall meet or exceed the [**] with [**] for each of the areas below:
Despite the foregoing, [**] of [**] shall be, [**]% ([**] percent).

1.1. Connection Success (getting connected to the AOL service)

1.1.1. War Dialer Percentages (excluding busies) (reporting provided daily by
AOL)

1.1.2. Call Blocking (reporting provided daily by AOL)


1.1.3. Training (reporting provided daily by Telefonica)


1.1.4. Ineffective (reporting provided daily by Telefonica)


1.1.5. AOL Member-Reported Problems (reporting provided weekly by AOL)


1.2. Connection Quality (staying connected)


1.2.1 Percentage of Abnormal Disconnects (reporting provided daily by AOL)


1.2.2. Packet Loss (reporting provided daily by AOL)


1.2.3. Latency (reporting provided when available by AOL)


1.3. Problem Resolution


1.3.1. Access Port Availability  (reporting provided monthly by AOL)


1.3.2. Trouble Tickets (reporting provided monthly by AOL)

1.3.3. Service Down Time  (reporting provided monthly by AOL)

1.4. Ability to satisfy provisioning requirements

1.4.1. Access PortPlan (including detailed installation plans within two weeks of each Access Portorder)

1.4.2. Backbone and Backhaul Capacity Plan (reporting provided daily by Telefonica pursuant to the corresponding Section of Exhibit B)


2. OTHER

2.1. In case busy signals are identified in any locations (according to usage report provided by Telefonica) as a result of technical inavailabiluty of Acepted Access Ports, than Telefonica shall reestablish such call block within 24 (twenty four) hours from AOL's requestes at NOC.

2.2. Without limiting the foregoing, Telefonica shall ensure that the Services in each city are available for [**]% of each calendar month, calculated for each city in which Telefonica provides services to AOL, excluding PTFC.

3. PENALTIES

3.1. If Telefonica fails to meet any of the service levels described above during the term of the Agreement:

3.1.1. Telefonica shall indemnify AOL for damages incurred due to failure by Telefonica to meet the service level. Notwithstanding any other provisions of this agreement, Telefonica shall not be responsible for any indirect or consequential damages or claims arising from any failure, interruption, or malfunction of AOL's technology, or for any loss of profits, incidental or consequential damages or personal injury to any third party, caused by AOL or its employees, representatives, agents or subcontractors; and


3.1.2. if Telefonica does not cure the failure over the course of the following two months after identification of the failure to meet the service levels, such that the particular service level is satisfied when taken as an average over the three month period (including the month in which the service level was missed), then AOL may, at its sole option, claim a pro-rata credit for each hour (or partial hour) during which busies or service outages occurred, according to the following formula:

D = [**]

Where:

D = value of the discount

N = number of 30 minute periods of interruption and/or busy signal. After the first 30 minute period of interruption and/or busy signal, the last fraction of the interruption period and/or busy signal shall be considered as a 30 minute interruption period and/or busy signal.

MV = value to be paid by the service.

3.1.3. With respect to items 2.1 above, in case Telefonica does not solve the problem within 24 (twenty four) hours from the date in which a request is made, than Telefonica shall discount from the amounts due by AOL regarding the Services the amounts corresponding to the period in which the Access Ports were not available, calculated in a pro rata manner.

3.2. In case Telefonica does not present Service Levels improvements within [**] ([**]) months after which the Service Levels agreed herein are not complied, than AOL may, at its sole discretion, terminate this agreement.

SERVICE LEVELS FOR THE WEB CHANNEL

4.1. The TLF Web Channel shall have

4.1.1. an availability of [**]% and may have a maximum interruption of [**] ([**]) hours a year, a maximum interruption of [**] ([**]) hour per month and isolated interruptions shall not exceed the limit of [**] minutes - whereby preventive maintenance shall not count as interruptions; and

4.1.2. maximum occupation of [**]% of its installed capacity. Whenever the amount of [**]% of the occupation is reached, Telefonica shall provide the expansions of the installed capacity.

                                    EXHIBIT E

PROVISIONING AND ACCEPTANCE


1. SERVICE PROVISIONING AND IMPLEMENTATION

1.1. AOL orders ant Telefonica's respective acceptance, was well as the acceptance of Access Ports by AOL shall occur pursuant to the provisions of this Exhibit.

1.2. ORDER PLACEMENT

1.2.1. To order Services, AOL shall submit to Telefonica an order for Services setting forth:

(a)  The total number of Access Ports that must be installed for each location;

(b) The requested delivery date(s) for such Access Ports, and


(c) Each order shall be clearly marked as such, and shall be delivered by AOL via electronic mail to such individuals designated in writing from time to time by Telefonica.


1.3. TELEFONICA ACCEPTANCE OF ORDERS.

1.3.1. Within [**] after receipt of an Other Order from AOL, Telefonica shall notify AOL of its acceptance or rejection of such order. If Telefonica fails to provide AOL with an acceptance notice within such ten-day period, then such order shall be deemed accepted by Telefonica as of the last day of such ten-day period. Telefonica may not reject any orders relating to locations at which it is already rendering Services.

1.4. CANCELLATION OR MODIFICATION OF ORDERS.

1.4.1. Before acceptance or rejection of any order by Telefonica, AOL may rescind or modify, in whole or in part in its sole discretion, such order.

1.4.2. After acceptance of an order by Telefonica, AOL may cancel or modify such order in whole or in part at any time before the delivery date; provided that AOL shall reimburse Telefonica any incremental Out-of-Pocket Expenses actually incurred as a result of such cancellation or modification.

2. DELIVERY

2.1. Telefonica shall deliver Access Ports corresponding to an order that is accepted by Telefonica (in accordance with the applicable Delivery Criteria and the terms of this Agreement)

2.2. Telefonica shall deliver such Access Ports ratably during the 30-day period preceding the requested delivery date specified by AOL in such Accepted Order. To the extent Telefonica is able to deliver any Access Port prior to its designated delivery date, then Telefonica will notify AOL and at AOL's request, the delivery date (and the order notice date, as applicable) for such Access PortPort will be shortened, and AOL may (or not) accept such prior delivery date, at its sole discretion. However, with respect to new locations, the delivery date shall not be less than ninety (90) days.

2.3. If Telefonica fails to deliver Access Ports corresponding to an Accepted Order by the designated delivery date, then, in addition to AOL's other rights and remedies AOL may elect to cancel, at no cost or liability to AOL, the unfilled portion of the order for such Access Ports. If non-delivery of any Access Ports persists more than [**] ([**]) days after a designated delivery date, Telefonica will provide AOL with an ongoing daily credit equal to [**] percent ([**]%) of the pro-rated daily Access Port charges that would have applied to such Access Ports, which credit will cease when such Access Ports are delivered. If non-delivery of any Access Ports exceeds [**] percent ([**]%) of any order and persists more than [**] ([**]) days after a designated delivery date, then, in addition to AOL's other rights and remedies, AOL may, at no cost or liability to AOL, terminate the Agreement upon written notice to Telefonica. Telefonica shall remain obligated to perform its obligations hereunder notwithstanding the remedies available to AOL under this Section.

2.4. In the event of the termination described in Subsection 2.1 of this Section, Telefonica will immediately repay AOL all amounts paid by AOL until this moment under the clause 4.1 of Access Ports Agreement not used by AOL in each one of the stages.

2.5. Upon delivery of any Access Port (but no sooner than such delivery), Telefonica shall provide to AOL notification of such delivery by e-mail to designee of AOL. For the purposes of this Agreement, delivery of any Access Port shall be deemed made upon AOL's receipt of such e-mail from Telefonica. Notwithstanding the deemed delivery date described in this Section 0, if any Access Port delivered during a calendar month does not receive Final Acceptance prior to the [**] day of the next calendar month, then such Access Port shall be deemed not to have been delivered during the first calendar month but, instead, shall be deemed to have been delivered in the month in which such Access Port does receive Final Acceptance.

3. ACCEPTANCE

3.1 AOL shall have a period of no longer than [**] ([**]) business days after delivery of an Access Port or related Service (the "ACCEPTANCE TEST PERIOD") within which to test such Access Port or related Service. AOL may test Access Port or related Service by any method AOL deems appropriate in order to determine whether such Access Port meet or exceed any of the Rejection Criteria.

3.2 AOL shall have the option of rejecting a Access Port if any one or more of the following performance thresholds are met or exceeded (such thresholds collectively the "REJECTION CRITERIA"):

3.2.1. greater than [**]% of user sessions terminate without a user-initiated logoff sequence;

3.2.2. greater than [**]% of user calls fail to connect (data demonstrating compliance with this criterion shall be provided by Telefonica on a daily basis, and notwithstanding the foregoing, the Acceptance Test Period shall be extended one business day for each day that AOL does not receive such data commencing with a Access Port activation or move, as applicable); and

3.2.3. greater than [**]% of user calls which successfully connect to the Access Port fail to connect to the AOL front end.

3.3. If an Access Port meets or exceeds any of the Rejection Criteria (each such failure a "Nonconformity"), AOL shall notify Telefonica within the Acceptance Test Period (by electronic mail), specifying the nature of the failure in reasonable detail. Telefonica shall remove rejected Access Port from service pending further troubleshooting and corrective action. At no additional charge to AOL, Telefonica shall repair, replace or otherwise correct the Nonconformity as soon as reasonably practicable after receiving notice from AOL so that the Access Ports do not meet or exceed the Rejection Criteria. Upon completion of such efforts and Telefonica's re-release of a Access Port to AOL, AOL shall have an additional Acceptance Test Period to retest the re-delivered Access Port to determine whether any previously reported Nonconformities have been corrected and if such Access Port otherwise then does not meet or exceed any of the Rejection Criteria. This process shall be repeated as necessary until all Nonconformities are corrected and such Access Port do not meet or exceed the Rejection Criteria. Notwithstanding the foregoing, if after [**] ([**]) attempts for curing a Nonconformity, Telefonica has not delivered an Access Port that does not meet or exceed the applicable Rejection Criteria, then AOL may (a) cancel, in whole or in part, at no cost or liability to AOL the portion of the corresponding order that does not conform as of a date specified in a written notice of cancellation issued by AOL, and (b) Contract such ports or services from any other providers or service renderer. AOL shall have no payment obligations to Telefonica with respect to any cancelled portion of an order.

3.4. Access Ports ordered by AOL shall be deemed to be accepted (such acceptance the "FINAL ACCEPTANCE") only upon the earlier of: (i) receipt by Telefonica of written notice by AOL certifying that such Access Ports do not meet or exceed the applicable Rejection Criteria; or (ii) the expiration of the Acceptance Test Period for such Access Ports without notice of rejection by AOL. Notwithstanding anything to the contrary herein, Final Acceptance of Access Ports shall only occur in accordance with the terms of this Section.

4. MOVE OF CAPACITY

Telefonica shall de-install Access Port capacity within [**] ([**]) days following AOL's request.

5. NEW SERVICES

5.1. If Telefonica is able to offer any new services that would permit AOL to provide services to its customers in a manner similar to that utilized in conjunction with AOL's use of the Services, but (a) at a lower overall cost to AOL, or (b) at the same cost to AOL but with increased or enhanced capacity, features or functionality relative to the Services (each of (a) and (b), a "NEW SERVICE"), then (i) Telefonica shall promptly notify AOL and, before Telefonica uses such New Service or offers such New Service to any of its customers, Telefonica shall offer to provide such New Service to AOL at such lower or same cost to AOL; and (ii) Telefonica shall permit AOL to transition all or a portion of the Services, at AOL's discretion but only to the extent that Telefonica is able to make such New Service available to AOL, to such New Service at no additional charge and AOL will reimburse Telefonica for Telefonica's incremental Out-of-Pocket Expenses actually incurred as a result of such transition; provided that such expenses are distributed equitably among Telefonica's customers utilizing such New Service.

6. RESALE RESTRICTIONS

6.1. AOL agrees that it shall not resell a Service purchased under the Agreement. For the avoidance of doubt, AOL's provision of a Service purchased from Telefonica or a Telefonica-Controlled Affiliate to a customer, which Service is ancillary to, or bundled with, some other product or service provided to such customer, shall not be considered to be reselling such Service.

7. SCOPE OF USE AND PROVISIONING

7.1. Services provided under this Agreement may be utilized for any lawful purpose, including in connection with any service or product offering made available by AOL, its Affiliates, partners or designees, providing access to an AOL information service, providing the delivery of Internet access, and providing subscriber-related services to end-users.

Telefonica agrees to provide the Services on a priority provisioning basis to AOL, its partners, Affiliates and designees; provided, however, that (i) Services provided to such entities pursuant to this Agreement shall be deemed to be Services provided to AOL, (ii) AOL shall remain the single point-of-contact with Telefonica, and (iii) AOL shall remain obligated to perform and comply with all obligations under the Agreement including payment obligations with respect to any Services provided by Telefonica to such entities pursuant to this Agreement.

                                    EXHIBIT F


                              COMMERCIAL CONDITIONS



1.       PRICES AND DISCOUNTS


            PRICES AND DISCOUNTS
            R$ per month - taxes included


                                                                               -------------------
            LIST PRICE                                                                [**]
                                                                               -------------------

            VOLUME                                         CUMULATIVE DISCOUNTS          PRICE R$
            --------------------------------------------------------------------------------------
            < [**] ports                                          [**]%                      [**]
            --------------------------------------------------------------------------------------
            > [**] ports                                          [**]%                      [**]
            --------------------------------------------------------------------------------------

             The geographic coverage discount can be applied only if the volume discount is [**]%

            GEOGRAPHIC COVERAGE*                           CUMULATIVE DISCOUNTS           PRICE R$
            --------------------------------------------------------------------------------------
            < [**]% at Sao Paulo City                             [**]%                      [**]
            --------------------------------------------------------------------------------------
            > [**]% na Sao Paulo City                             [**]%                      [**]
            --------------------------------------------------------------------------------------

            The contract time frame discount can be applied only if (i) the volume discount is
            [**]%, Tnd (ii) the geographic coverage discount is [**]%

            CONTRACT TIME FRAME                         CUMULATIVE DISCOUNTS              PRICE R$
            --------------------------------------------------------------------------------------
            Less than [**] years                                  [**]%                      [**]
            --------------------------------------------------------------------------------------
            Up or equal to [**] years                             [**]%                      [**]
            --------------------------------------------------------------------------------------

----------
* The geographic coverage will be determined by the sum of the contracted switched Access Ports at the localities of Sao Paulo City (which includes Sao Paulo; Santo Andre; Sao Bernardo; Sao Caetano; Diadema; and Guarulhos), regarding the sum of all switched Access Ports contracted to all localities of circuit III of GPG served by Telefonica.

2. MOST FAVORED CUSTOMER


2.1. Neither Telefonica nor Telefonica-Controlled Affiliates will offer or provide services [**] to the Services provided hereunder ("COMPARABLE SERVICES") to any customer, (i) at [**]0, (ii) [**], (iii) [**], (vi) the [**] of [**] at
[**] than the one agreed with AOL (considering that [**] to the table of item 1 of this Exhibit), (a) at prices (net of value added taxes) that are lower than those charged to AOL, or (b) pursuant to any terms and conditions that are more favorable to such customer than AOL's terms and conditions (each of (a) or (b), "MORE FAVORABLE TERMS"). If Telefonica or any Telefonica-Controlled Affiliate offers or provides Comparable Services on More Favorable Terms to any customer, Telefonica will offer to provide to AOL such services on the pricing and terms and conditions applicable to such customer. If Telefonica or any Telefonica-Controlled Affiliate offers or provides Services to a customer that do NOT constitute "comparable services" (any such services "NON-COMPARABLE SERVICES"), then within [**] ([**]) days following such offer or provision of such services, Telefonica will offer to provide to AOL such services at the prices available to, and upon the terms and conditions applicable to, such customer. If applicable law or regulation changes such that this most favored customer provision requires Telefonica to act in a manner that is not permitted under such changed law or regulation, then this provision shall be deemed to be restated to reflect as nearly as possible the original intentions of the parties in accordance with applicable law and regulation. Upon the request of AOL (which requests shall not be made more frequently than [**]), Telefonica's Chief Financial Officer will certify in writing whether Telefonica has satisfied its obligations under this section. If, with respect to Non-Comparable Services, AOL's service requirements would necessitate changes to such terms and conditions, then the Parties shall work in good faith to adjust such terms and conditions as mutually agreed to satisfy such requirements. To the extent that AOL accepts such offer from Telefonica, any such dial-up access services shall be deemed to be Services to which this Agreement applies, and AOL may replace any then-unfulfilled portion of the Purchase Commitment with an equivalent commitment to order such services.

2.2. In the event that Telefonica violates an obligation described in Subsection
2.1 of this Section, then, in addition to any other rights or remedies available to AOL, pricing under this Agreement shall be adjusted such that they are equal to or less than corresponding prices offered to any other customer and, considering the payments carried out by AOL regarding this Agreement since Telefonica started to offer its services to this costumer, the amounts due by Telefonica will be adjusted by AOL, at its discretion, as credit for future payments or as an sole payment to be performed in the [**] days after the notice of AOL of the infringement of the abovementioned obligation.

3. MARKET PRICE

3.1. From time to time, but no more frequently than [**] every [**] months, AOL will be entitled to notify Telefonica of a required adjustment to pricing for the services provided hereunder in order to reflect changes in the relevant Market Price in the service area to which this agreement applies.

3.1.1. "MARKET PRICE" means, in each Service Area, the price (net of value added taxes) offered to AOL by a vendor of Comparable Services, to Internet services providers whose [**], [**] and [**] are [**] or [**] to those offered to AOL under this Agreement.

3.1.2. However, the Market Price will not be considered valid if the price offered to AOL by a vendor of Comparable Services is:

(i) a price that is [**] for providing such Comparable Services,
(ii) [**] which is [**] for providing such Comparable Services, or
(iii) [**] which is intended to [**] for Telefonica to enter the market and is [**] for providing such Comparable Services, then such lowest price shall not be deemed a valid Market Price.

3.2. Telefonica will be entitled to confirm the validity of a proposed new Market Price within the [**] ([**]) day period following AOL's notice of the new Market Price.

3.3. After validation of the market prices proposed by AOL, the Parties shall amend the Agreement in order to adequate the prices contained herein to the new values.

3.3.1. If Telefonica does not agree to market prices proposed by AOL, [**] in the [**] shall [**].

                                                               VIA DE ASSINATURA



                                    EXHIBIT G

                                INITIAL FRAMEWORK





1 - STATE OF SAO PAULO LOCALITIES

----------------------------------------------    -------------------------
                                                         NUMBER OF
                         CITY            UF                PORTS
----------------------------------------------    -------------------------
     1ADAMANTINA                         SP                 [**]
----------------------------------------------    -------------------------
     2AGUAI                              SP                 [**]
----------------------------------------------    -------------------------
     3AGUAS DE LINDOIA                   SP                 [**]
----------------------------------------------    -------------------------
     4AMERICANA                          SP                 [**]
----------------------------------------------    -------------------------
     5AMPARO                             SP                 [**]
----------------------------------------------    -------------------------
     6ANDRADINA                          SP                 [**]
----------------------------------------------    -------------------------
     7APARECIDA                          SP                 [**]
----------------------------------------------    -------------------------
     8ARACATUBA                          SP                 [**]
----------------------------------------------    -------------------------
     9ARARAQUARA                         SP                 [**]
----------------------------------------------    -------------------------
    10ARARAS                             SP                 [**]
----------------------------------------------    -------------------------
    11ARTUR NOGUEIRA                     SP                 [**]
----------------------------------------------    -------------------------
    12ARUJA                              SP                 [**]
----------------------------------------------    -------------------------
    13ASSIS                              SP                 [**]
----------------------------------------------    -------------------------
    14ATIBAIA                            SP                 [**]
----------------------------------------------    -------------------------
    15AVARE                              SP                 [**]
----------------------------------------------    -------------------------
    16BARRA BONITA                       SP                 [**]
----------------------------------------------    -------------------------
    17BARRETOS                           SP                 [**]
----------------------------------------------    -------------------------
    18BARUERI                            SP                 [**]
----------------------------------------------    -------------------------
    19BAURU                              SP                 [**]
----------------------------------------------    -------------------------
    20BEBEDOURO                          SP                 [**]
----------------------------------------------    -------------------------
    21BERTIOGA                           SP                 [**]
----------------------------------------------    -------------------------
    22BIRIGUI                            SP                 [**]
----------------------------------------------    -------------------------
    23BOM JESUS DOS PERDOES              SP                 [**]
----------------------------------------------    -------------------------
    24BOTUCATU                           SP                 [**]
----------------------------------------------    -------------------------
    25BRAGANCA PAULISTA                  SP                 [**]
----------------------------------------------    -------------------------
    26CACAPAVA                           SP                 [**]
----------------------------------------------    -------------------------
    27CACHOEIRA PAULISTA                 SP                 [**]
----------------------------------------------    -------------------------
    28CAIEIRAS                           SP                 [**]
----------------------------------------------    -------------------------
    29CAMPINAS                           SP                 [**]
----------------------------------------------    -------------------------
    30CAMPO LIMPO PAULISTA               SP                 [**]
----------------------------------------------    -------------------------
    31CAMPOS DO JORDAO                   SP                 [**]
----------------------------------------------    -------------------------
    32CANANEIA                           SP                 [**]
----------------------------------------------    -------------------------
    33CAPIVARI                           SP                 [**]
----------------------------------------------    -------------------------
    34CARAGUATATUBA                      SP                 [**]
----------------------------------------------    -------------------------

                                                               VIA DE ASSINATURA

----------------------------------------------    -------------------------
    35CARAPICUIBA                        SP                 [**]
----------------------------------------------    -------------------------
    36CASA BRANCA                        SP                 [**]
----------------------------------------------    -------------------------
    37CATANDUVA                          SP                 [**]
----------------------------------------------    -------------------------
    38COLINA                             SP                 [**]
----------------------------------------------    -------------------------
    39CONCHAL                            SP                 [**]
----------------------------------------------    -------------------------
    40COSMOPOLIS                         SP                 [**]
----------------------------------------------    -------------------------
    41COTIA                              SP                 [**]
----------------------------------------------    -------------------------
    42CRUZEIRO                           SP                 [**]
----------------------------------------------    -------------------------
    43CUBATAO                            SP                 [**]
----------------------------------------------    -------------------------
    44DIADEMA                            SP                 [**]
----------------------------------------------    -------------------------
    45DRACENA                            SP                 [**]
----------------------------------------------    -------------------------
    46EMBU                               SP                 [**]
----------------------------------------------    -------------------------
    47ENGENHEIRO COELHO                  SP                 [**]
----------------------------------------------    -------------------------
    48ESPIRITO SANTO DO PINHAL           SP                 [**]
----------------------------------------------    -------------------------
    49FERNANDOPOLIS                      SP                 [**]
----------------------------------------------    -------------------------
    50FERRAZ DE VASCONCELOS              SP                 [**]
----------------------------------------------    -------------------------
    51FRANCISCO MORATO                   SP                 [**]
----------------------------------------------    -------------------------
    52FRANCO DA ROCHA                    SP                 [**]
----------------------------------------------    -------------------------
    53GARCA                              SP                 [**]
----------------------------------------------    -------------------------
    54GUARARAPES                         SP                 [**]
----------------------------------------------    -------------------------
    55GUARATINGUETA                      SP                 [**]
----------------------------------------------    -------------------------
    56GUARUJA                            SP                 [**]
----------------------------------------------    -------------------------
    57GUARULHOS                          SP                 [**]
----------------------------------------------    -------------------------
    58HOLAMBRA                           SP                 [**]
----------------------------------------------    -------------------------
    59HORTOLANDIA                        SP                 [**]
----------------------------------------------    -------------------------
    60IBITINGA                           SP                 [**]
----------------------------------------------    -------------------------
    61IBIUNA                             SP                 [**]
----------------------------------------------    -------------------------
    62INDAIATUBA                         SP                 [**]
----------------------------------------------    -------------------------
    63IRACEMAPOLIS                       SP                 [**]
----------------------------------------------    -------------------------
    64ITANHAEM                           SP                 [**]
----------------------------------------------    -------------------------
    65ITAPETININGA                       SP                 [**]
----------------------------------------------    -------------------------
    66ITAPEVA                            SP                 [**]
----------------------------------------------    -------------------------
    67ITAPIRA                            SP                 [**]
----------------------------------------------    -------------------------
    68ITAPOLIS                           SP                 [**]
----------------------------------------------    -------------------------
    69ITAQUAQUECETUBA                    SP                 [**]
----------------------------------------------    -------------------------
    70ITATIBA                            SP                 [**]
----------------------------------------------    -------------------------
    71ITATINGA                           SP                 [**]
----------------------------------------------    -------------------------
    72ITU                                SP                 [**]
----------------------------------------------    -------------------------
    73JABOTICABAL                        SP                 [**]
----------------------------------------------    -------------------------
    74JACAREI                            SP                 [**]
----------------------------------------------    -------------------------
    75JAGUARIUNA                         SP                 [**]
----------------------------------------------    -------------------------
    76JAU                                SP                 [**]
----------------------------------------------    -------------------------
    77JUNDIAI                            SP                 [**]
----------------------------------------------    -------------------------
    78LEME                               SP                 [**]
----------------------------------------------    -------------------------

                                                               VIA DE ASSINATURA

----------------------------------------------    -------------------------
    79LENCOIS PAULISTA                   SP                 [**]
----------------------------------------------    -------------------------
    80LIMEIRA                            SP                 [**]
----------------------------------------------    -------------------------
    81LINS                               SP                 [**]
----------------------------------------------    -------------------------
    82LORENA                             SP                 [**]
----------------------------------------------    -------------------------
    83LUCELIA                            SP                 [**]
----------------------------------------------    -------------------------
    84MAIRIPORA                          SP                 [**]
----------------------------------------------    -------------------------
    85MARILIA                            SP                 [**]
----------------------------------------------    -------------------------
    86MATAO                              SP                 [**]
----------------------------------------------    -------------------------
    87MAUA                               SP                 [**]
----------------------------------------------    -------------------------
    88MIRASSOL                           SP                 [**]
----------------------------------------------    -------------------------
    89MOCOCA                             SP                 [**]
----------------------------------------------    -------------------------
    90MOGI DAS CRUZES                    SP                 [**]
----------------------------------------------    -------------------------
    91MOGI GUACU                         SP                 [**]
----------------------------------------------    -------------------------
    92MOGI MIRIM                         SP                 [**]
----------------------------------------------    -------------------------
    93MONGAGUA                           SP                 [**]
----------------------------------------------    -------------------------
    94MONTE ALTO                         SP                 [**]
----------------------------------------------    -------------------------
    95NOVA ODESSA                        SP                 [**]
----------------------------------------------    -------------------------
    96OLIMPIA                            SP                 [**]
----------------------------------------------    -------------------------
    97OSASCO                             SP                 [**]
----------------------------------------------    -------------------------
    98OSVALDO CRUZ                       SP                 [**]
----------------------------------------------    -------------------------
    99OURINHOS                           SP                 [**]
----------------------------------------------    -------------------------
   100PAULINIA                           SP                 [**]
----------------------------------------------    -------------------------
   101PEDREIRA                           SP                 [**]
----------------------------------------------    -------------------------
   102PENAPOLIS                          SP                 [**]
----------------------------------------------    -------------------------
   103PERUIBE                            SP                 [**]
----------------------------------------------    -------------------------
   104PINDAMONHANGABA                    SP                 [**]
----------------------------------------------    -------------------------
   105PIQUETE                            SP                 [**]
----------------------------------------------    -------------------------
   106PIRACICABA                         SP                 [**]
----------------------------------------------    -------------------------
   107PIRAJU                             SP                 [**]
----------------------------------------------    -------------------------
   108PIRASSUNUNGA                       SP                 [**]
----------------------------------------------    -------------------------
   109POA                                SP                 [**]
----------------------------------------------    -------------------------
   110POMPEIA                            SP                 [**]
----------------------------------------------    -------------------------
   111PORTO FELIZ                        SP                 [**]
----------------------------------------------    -------------------------
   112PORTO FERREIRA                     SP                 [**]
----------------------------------------------    -------------------------
   113PRAIA GRANDE                       SP                 [**]
----------------------------------------------    -------------------------
   114PRESIDENTE EPITACIO                SP                 [**]
----------------------------------------------    -------------------------
   115PRESIDENTE PRUDENTE                SP                 [**]
----------------------------------------------    -------------------------
   116PRESIDENTE VENCESLAU               SP                 [**]
----------------------------------------------    -------------------------
   117RAFARD                             SP                 [**]
----------------------------------------------    -------------------------
   118REGISTRO                           SP                 [**]
----------------------------------------------    -------------------------
   119RIBEIRAO PIRES                     SP                 [**]
----------------------------------------------    -------------------------
   120RIBEIRAO PRETO                     SP                 [**]
----------------------------------------------    -------------------------
   121RIO CLARO                          SP                 [**]
----------------------------------------------    -------------------------
   122SALESOPOLIS                        SP                 [**]
----------------------------------------------    -------------------------

                                                               VIA DE ASSINATURA

----------------------------------------------    -------------------------
   123SALTO                              SP                 [**]
----------------------------------------------    -------------------------
   124SANTA BARBARA D'OESTE              SP                 [**]
----------------------------------------------    -------------------------
   125SANTA CRUZ DOS PALMEIRAS           SP                 [**]
----------------------------------------------    -------------------------
   126SANTANA DO PARNAIBA                SP                 [**]
----------------------------------------------    -------------------------
   127SANTO ANASTACIO                    SP                 [**]
----------------------------------------------    -------------------------
   128SANTO ANDRE                        SP                 [**]
----------------------------------------------    -------------------------
   129SANTOS                             SP                 [**]
----------------------------------------------    -------------------------
   130SAO BERNARDO DO CAMPO              SP                 [**]
----------------------------------------------    -------------------------
   131SAO CAETANO DO SUL                 SP                 [**]
----------------------------------------------    -------------------------
   132SAO CARLOS                         SP                 [**]
----------------------------------------------    -------------------------
   133SAO JOAO DA BOA VISTA              SP                 [**]
----------------------------------------------    -------------------------
   134SAO JOSE DO RIO PARDO              SP                 [**]
----------------------------------------------    -------------------------
   135SAO JOSE DO RIO PRETO              SP                 [**]
----------------------------------------------    -------------------------
   136SAO JOSE DOS CAMPOS                SP                 [**]
----------------------------------------------    -------------------------
   137SAO MANUEL                         SP                 [**]
----------------------------------------------    -------------------------
   138SAO PAULO                          SP                 [**]
----------------------------------------------    -------------------------
   139SAO PEDRO                          SP                 [**]
----------------------------------------------    -------------------------
   140SAO ROQUE                          SP                 [**]
----------------------------------------------    -------------------------
   141SAO SEBASTIAO                      SP                 [**]
----------------------------------------------    -------------------------
   142SAO VICENTE                        SP                 [**]
----------------------------------------------    -------------------------
   143SERRA NEGRA                        SP                 [**]
----------------------------------------------    -------------------------
   144SERTAOZINHO                        SP                 [**]
----------------------------------------------    -------------------------
   145SOROCABA                           SP                 [**]
----------------------------------------------    -------------------------
   146SUMARE                             SP                 [**]
----------------------------------------------    -------------------------
   147SUZANO                             SP                 [**]
----------------------------------------------    -------------------------
   148TABOAO DA SERRA                    SP                 [**]
----------------------------------------------    -------------------------
   149TAQUARITINGA                       SP                 [**]
----------------------------------------------    -------------------------
   150TATUI                              SP                 [**]
----------------------------------------------    -------------------------
   151TAUBATE                            SP                 [**]
----------------------------------------------    -------------------------
   152TIETE                              SP                 [**]
----------------------------------------------    -------------------------
   153TREMEMBE                           SP                 [**]
----------------------------------------------    -------------------------
   154TUPA                               SP                 [**]
----------------------------------------------    -------------------------
   155UBATUBA                            SP                 [**]
----------------------------------------------    -------------------------
   156VALINHOS                           SP                 [**]
----------------------------------------------    -------------------------
   157VARGEM GRANDE DO SUL               SP                 [**]
----------------------------------------------    -------------------------
   158VARZEA PAULISTA                    SP                 [**]
----------------------------------------------    -------------------------
   159VINHEDO                            SP                 [**]
----------------------------------------------    -------------------------
   160VOTORANTIM                         SP                 [**]
----------------------------------------------    -------------------------
   161VOTUPORANGA                        SP                 [**]
----------------------------------------------    -------------------------


----------------------------------------------    -------------------------
      SUM                                                   [**]
----------------------------------------------    -------------------------


2 - WEB CHANNEL INSTALLATION

                                                               VIA DE ASSINATURA

a. [**] channels IP of [**] Mbps ([**] x [**]);

b. Telefonica will be responsible to rebuild the structure in order to guarantee the availability of IP Band in compliance with the demand of traffic of AOL as set forth herein.

                                                               VIA DE ASSINATURA


                                    EXHIBIT H
                           NEW LOCALITIES FORM DEMAND


                                    EXHIBIT H
                       REQUIREMENT FORM FOR NEW LOCALITIES



       ------------------------------------------------------------------
          Agreement No.

                         REQUIREMENT FORM FOR NEW LOCALITIES

          -------------------------------------------------------------
          Request no.
          -------------------------------------------------------------
          Date of remittance:
          -------------------------------------------------------------
          Date of receipt:
          -------------------------------------------------------------

          -------------------------------------------------------------
          Requested locality:


          -------------------------------------------------------------
          Amount ports:
          -------------------------------------------------------------

          -------------------------------------------------------------
          Sent by (including stamp of the company):





          -------------------------------------------------------------

          -------------------------------------------------------------
          Received by (including stamp of the company):





          -------------------------------------------------------------

       ------------------------------------------------------------------

                                                               VIA DE ASSINATURA

                                    EXHIBIT I
                        COLLECTION AND ANSWER PROCEDURES.

4.2 All prices due herein will be collected in Reals (R$) by Telecommunications Services Bill of Sale ("TSBS"). Telefonica will send the bills related to its services to:


Director of Operations
AOL Brasil
Av. Industrial, 600 - 2o. andar
Santo Andre - SP
CEP 09080-500


4.2.1. All not called into question payments must be paid upon [**] ([**]) days after the receipt. The payments due by AOL can be withheld by AOL and called into question by written notice upon the referred [**]-day period. By this notice, AOL and Telefonica, using good faith, will try to settle the collections called into question in a meeting.

4.2.1.1 As the case may be, during the mentioned [**]-day time frame, if the parties do not agree on a basis, a meeting among the attorneys of the operating areas of the parties will be called upon [**] days after the due date of the bill in order to settle the grindlock.

4.2.1.2. In the event of the abovementioned meeting is not sufficient for settle the impasse, the parties will be liberated to the guardianship of its rights.

4.2.2. The unquestionable default of TSBS, related to a rendered service, at its due date, binds AOL, without any call or notice, to pay a fine of [**]% per month on the due value, added to interests of [**]% per month. Those amounts must be included in the afterall TSBS(s).

4.2.3 When the delay is greater than 1 month, besides the fine and the interests, a monetary restatement based on General Index of Intern Available Prices "pro-rata-die" have to be added to the due amount until the date of the payment.

4.2.4 After the abovementioned [**]-day period, if the TSBS(s) remain unpaid and not called into question by AOL, Telefonica can toll the corresponding service agreement, and its continue will be conditioned to the payment of the TSBS(s) in arrears, added with fine and interests.

4.2.5 If, [**] days after the due date, AOL does not paid any TSBS issued upon this Agreement and not called into question as referred before, Telefonica can terminate the corresponding service agreement and remove its equipments, without any call or notice.

4.3 All the taxes, contributions and related charges and fees, specific of telecommunications services or not, effective during the execution of this Agreement and related, directly or indirectly to the services agreement described herein, are included in price.

                                                               VIA DE ASSINATURA


4.3.2. AOL will have the right to withhold any taxes, related to services mentioned herein, in which AOL is considered, by the laws and regulations, the responsible for the payment.

4.3.3. Any changing regarding the taxes related to the services offered herein will modify its prices, as mentioned in the corresponding exhibits.